As filed with the Securities and Exchange Commission on January 6, 2005
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): January 5, 2005



                      METROMEDIA INTERNATIONAL GROUP, INC.
             (Exact name of registrant as specified in its charter)


              Delaware                    1-5706               58-0971455
 --------------------------------      ------------         -----------------
 (State or other jurisdiction of  (Commission File Number)    (IRS Employer
          incorporation)                                    Identification No.)


                 8000 Tower Point Drive, Charlotte, NC             28227
                 -------------------------------------           ---------
                (Address of principal executive offices)         (Zip Code)


        Registrant's telephone number, including area code:    (704) 321-7380
                                                               ----------------

          (Former name or former address, if changed since last report)







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







Item 8.01.        Other Events

On January 5, 2005, with respect to the previously announced proposed merger of the Company, the Company announced:

     o The investor group (the "Investor Group") comprised of Emergent Telecom Ventures S.A., First National Holdings S.A. and Baring Vostok Capital Partners (Cyprus) Limited ("Baring Vostok") has confirmed to the Company that it has completed in all material respects its due diligence investigation of the Company's core telephony businesses in Russia and Georgia. Remaining due diligence work will focus principally on MIG itself.

     o The Company has granted the Investor Group an extension of the exclusivity period to complete its due diligence review of MIG from January 17, 2005 to February 14, 2005.

     o The Investor Group has further confirmed that, following its due diligence with respect to the Company's core businesses, it continues to assign an aggregate enterprise value to the Company of $300 million in respect of the proposed merger.

     o Capital International Private Equity Fund IV, L.P. ("Capital International") has notified the Company that it is no longer part of the Investor Group. Baring Vostok has informed the Company that it expects to fund the entire portion of the purchase price that was previously expected to be funded by Capital International.

     o Should a definitive merger agreement be executed with the Investor Group, the Company anticipates that a meeting of its common shareholders to vote on the approval of the transaction would occur during the second quarter of 2005.


         The press release announcing this matter is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits

                   (c)     Exhibits.

99.1 Press Release of Metromedia International Group, Inc., dated January 5, 2005

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                           SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             METROMEDIA INTERNATIONAL GROUP, INC.


                             By:  /s/ HAROLD F. PYLE, III
                                  -------------------------
                                   Name: Harold F. Pyle, III
                                   Title:   Executive Vice President Finance,
                                   Chief Financial Officer and Treasurer

Date: January 6, 2005
Charlotte, NC